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                                BERGER IPT FUNDS

                       SUPPLEMENT DATED SEPTEMBER 3, 2002

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger Financial Group LLC ("Berger"), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus"). As the transaction is presently contemplated, Berger, the investment adviser to the Berger IPT Funds, will be consolidated into Janus and Berger will cease to exist.

It is anticipated that portfolio management of the following Berger IPT Funds, which are advised by subadvisers to Berger, will not be affected:

         Berger IPT - Mid Cap Value Fund
         Berger IPT - Large Cap Value Fund

It is presently anticipated that a change in portfolio management of the following Berger IPT Funds will occur:

         Berger IPT - Growth Fund
         Berger IPT - Large Cap Growth Fund
         Berger IPT - Small Company Growth Fund
         Berger IPT - International Fund

The Trustees of the Berger IPT Funds, not Janus or Stilwell, will be responsible for selecting a new adviser for these funds. The Trustees have begun considering the alternatives. Berger will continue to provide investment advisory and administrative services to the Berger IPT Funds until the completion of the transaction. It is anticipated that the consolidation of Stilwell will be completed in the first quarter of 2003.